Summary Prospectus April 29, 2024
Virtus Seix Investment Grade Tax-Exempt Bond Fund
A: SISIX	I: STTBX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated April 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 95 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 114 of the fund’s SAI.

The Virtus Seix Investment Grade Tax-Exempt Bond Fund, a series of Virtus Asset Trust, is the successor of the RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund, a series of RidgeWorth Funds (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.34%
Total Annual Fund Operating Expenses	1.04%	0.84%
Less: Fee Waiver and/or Expense Reimbursement(a)	(0.37)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	0.67%	0.52%

(a)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.67% for Class A Shares and 0.52% for Class I Shares through April 30, 2025. Prior to April 30, 2025, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$342	$561	$798	$1,479
Class I	Sold or Held	$53	$236	$435	$1,008

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade tax-exempt obligations, such as municipal securities, including securities subject to the U.S. federal alternative minimum tax. The issuers of these securities may be located in any U.S. state, territory or possession. The fund may invest up to 20% of its assets in securities subject to the U.S. federal income tax. The fund may also invest a portion of its net assets in certain taxable debt instruments. As a result of its investment strategy, the fund’s portfolio turnover rate may be 100% or more.

In selecting investments for purchase and sale, the subadviser tries to manage risk as much as possible. Based on the subadviser’s analysis of municipalities, credit risk, market trends and investment cycles, the subadviser attempts to invest more of the fund’s assets in undervalued municipal securities and less in overvalued municipal securities taking into consideration maturity, sector, credit, state and supply and demand levels.

The subadviser also attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The subadviser anticipates that the fund’s effective maturity will range from 4 to 10 years but there is no limit on the maturities of individual securities in which the fund may invest. The fund invests in securities rated investment grade by at least one nationally recognized statistical rating organization or unrated securities that the subadviser believes are of comparable quality. The subadviser may retain securities if the rating of the security falls below investment grade and the subadviser deems retention of the security to be in the best interests of the fund.

In addition, to implement its investment strategy, the fund may buy or sell derivative instruments (such as treasury futures) to use as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or municipalities in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Tax-Exempt Securities Risk: Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.

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> Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

> Unrated Fixed Income Securities Risk: If the subadviser is unable to accurately assess the quality of an unrated fixed income security, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

Performance Information

The fund has adopted the past performance of the Predecessor Fund as its own. The Predecessor Fund and the fund have identical investment objectives and strategies. The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s and Predecessor Fund’s performance from year to year over a 10-year period. The table shows how the fund’s and Predecessor Fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares (includes returns of the Predecessor Fund)
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2023, Q4:	5.80%	Worst Quarter:	2022, Q1:	-5.48%	Year to Date (3/28/2024):	-0.10%

Average Annual Total Returns (for the periods ended 12/31/23; includes returns of the Predecessor Fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	5.19%	2.18%	2.46%
Return After Taxes on Distributions	5.19%	1.72%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.07%	1.88%	2.21%
Class A Shares
Return Before Taxes	2.15%	1.44%	2.02%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	3.03%
Bloomberg Municipal 1-15 Yr Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	5.26%	2.17%	2.58%

Effective April 29, 2024 the benchmark to which performance of the Fund is compared is the Bloomberg Municipal Bond Index, replacing the Bloomberg Municipal 1-15 Year Blend (1-17) Index. This change is being made to more closely match the Fund’s benchmark to its principal investment strategy.

The Bloomberg Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

The Bloomberg Municipal 1-15 Year Blend (1-17) Index is a market capitalization-weighted index of investment grade tax-exempt bonds with maturities of 1-17 years. The index includes investment grade bonds, general obligations, revenue bonds, insured bonds, and pre-refunded bonds. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

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Management

The fund’s investment adviser is Virtus Fund Advisers, LLC (“VFA”).

The fund’s subadviser is Seix Investment Advisors (“Seix”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VFA.

Portfolio Management

> Phillip Hooks, CFA, Portfolio Manager and Municipal Credit Research Analyst of Seix. Mr. Hooks has co-managed the fund since January 2024.

> Dusty Self, Managing Director and Senior Portfolio Manager of Seix. Ms. Self has managed the fund since 2018.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8608	4-24